FIRST AMERITAS LIFE INSURANCE CORP. OF NEW YORK ("First Ameritas")

                 FIRST AMERITAS VARIABLE LIFE SEPARATE ACCOUNT,
                FIRST AMERITAS VARIABLE ANNUITY SEPARATE ACCOUNT
                             ("Separate Accounts")

                                 Supplement to
                              OVERTURE ENCORE! II,
       OVERTURE Annuity III-Plus, OVERTURE ACCLAIM!, and OVERTURE ACCENT!
                         Prospectuses Dated May 1, 2001
                       Supplement Dated November 7, 2001


Effective November 1, 2001, Calvert Variable Series, Inc. approved a change in the investment subadvisor for the Ameritas Small Capitalization Portfolio from Fred Alger Management, Inc. ("Fred Alger") to John McStay Investment Counsel ("McStay"). Therefore, the First Ameritas Prospectuses listed above are amended by replacing all references for the Ameritas Small Capitalization subadviser from "Fred Alger" to "McStay."


This Supplement should be retained with the current prospectus for your variable Policy issued by First Ameritas Life Insurance Corp. of New York. If you do not have a current prospectus, please contact First Ameritas at 1-800-745-1112.